Exhibit 99.2 , Bank Subsidiary of Subordinated Notes Offering August 18, 2020Exhibit 99.2 , Bank Subsidiary of Subordinated Notes Offering August 18, 2020

Confidentiality Notice and Safe Harbor Statement FB Financial Corporation and FirstBank (collectively, or as appropriate based upon the context, “FB Financial” or “FBK”) has engaged Piper Sandler & Co., U.S. Bancorp Investments, Inc. and Stephens Inc. (collectively, the “Placement Agents”) to exclusively assist FirstBank in exploring a potential issuance of FirstBank’s subordinated notes (the “Securities”). This confidential presentation has been prepared by FB Financial solely for informational purposes and is being delivered to a limited number of parties who are believed to be interested in investing in the Securities. The sole purpose of this presentation is to assist interested parties in making their own evaluation of FB Financial and this presentation does not purport to contain all of the information that may be relevant or material to an interested party’s investment decision. In all cases, interested parties should conduct their own investigation in accordance with the procedures established by FB Financial and the Placement Agents and consult with their financial, legal and tax advisors before determining whether to invest in the Securities. None of the Placement Agents, FB Financial or any of their representatives have made or make any representation or warranty as to the accuracy or completeness of this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FB Financial after the date hereof. The information in this presentation is confidential and may not be shown or given to any person other than the intended recipient. Any further distribution or reproduction of this presentation or any other documentation provided by FB Financial or the Placement Agents is strictly prohibited. By receiving this presentation, interested parties acknowledge that it may contain material non-public information within the meaning of applicable securities laws and interested parties acknowledge and agree to adhere to the restrictions under such laws restricting them from effecting transactions in FB Financial’s securities or communicating such information to any other person. This presentation may only be used to evaluate FB Financial and the proposed offering of Securities and for no competitive or other purpose. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, the Securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Securities are exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and are “covered securities” exempt from registration or qualification, as applicable, under state securities laws pursuant to Section 18(b)(4)(E) of the Securities Act. NONE OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, THE FEDERAL DEPOSIT INSURANCE CORPORATION (the “FDIC”), ANY STATE SECURITIES COMMISSION OR DIVISION OR ANY OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. FB FINANCIAL HAS REQUESTED THE APPROVAL OF THE COMMISSIONER OF THE TENNESSEE DEPARTMENT OF FINANCIAL INSTITUTIONS (THE “TDFI”) TO SELL THE SECURITIES. FB FINANCIAL WILL NOT SELL ANY OF THE SECURITIES UNLESS AND UNTIL IT HAS RECEIVED THE APPROVAL OF THE COMMISSIONER OF THE TDFI. If issued, any indebtedness evidenced by the Securities would not be a savings or deposit account deposit and would not be insured by the FDIC or any other government agency or fund. This presentation also includes industry and trade association data, forecasts and information that FB Financial has obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to FB Financial, which such information may be specific to particular markets or geographic locations. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. With regard to any historical or pro forma information included in this presentation related to Franklin Financial Network, Inc. and Franklin Synergy Bank (collectively, “Franklin”), FB Financial has relied on information that is either publicly available, including information disclosed in reports filed with the SEC, the FDIC and/or the Federal Reserve, or sourced from the internal documents and records of Franklin. Although FB Financial believes these sources are reliable, FB Financial has not independently verified the information contained therein, and such information could ultimately prove to be inaccurate. In addition, certain data is also based upon FB Financial's good faith estimates, which are based upon (i) management’s current expectations, estimates and projections about FB Financial’s industry, (ii) management’s beliefs and (iii) certain assumptions made by management, many or all of which, by their nature, are inherently uncertain and beyond FB Financial’s control. Similarly, although FB Financial believes that its internal estimates are reliable, such estimates have not been verified by independent sources and could ultimately prove to be inaccurate. FB Financial data presented “on a consolidated basis” refers to data of FB Financial Corporation and its subsidiaries, including FirstBank, on a consolidated basis. 1Confidentiality Notice and Safe Harbor Statement FB Financial Corporation and FirstBank (collectively, or as appropriate based upon the context, “FB Financial” or “FBK”) has engaged Piper Sandler & Co., U.S. Bancorp Investments, Inc. and Stephens Inc. (collectively, the “Placement Agents”) to exclusively assist FirstBank in exploring a potential issuance of FirstBank’s subordinated notes (the “Securities”). This confidential presentation has been prepared by FB Financial solely for informational purposes and is being delivered to a limited number of parties who are believed to be interested in investing in the Securities. The sole purpose of this presentation is to assist interested parties in making their own evaluation of FB Financial and this presentation does not purport to contain all of the information that may be relevant or material to an interested party’s investment decision. In all cases, interested parties should conduct their own investigation in accordance with the procedures established by FB Financial and the Placement Agents and consult with their financial, legal and tax advisors before determining whether to invest in the Securities. None of the Placement Agents, FB Financial or any of their representatives have made or make any representation or warranty as to the accuracy or completeness of this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FB Financial after the date hereof. The information in this presentation is confidential and may not be shown or given to any person other than the intended recipient. Any further distribution or reproduction of this presentation or any other documentation provided by FB Financial or the Placement Agents is strictly prohibited. By receiving this presentation, interested parties acknowledge that it may contain material non-public information within the meaning of applicable securities laws and interested parties acknowledge and agree to adhere to the restrictions under such laws restricting them from effecting transactions in FB Financial’s securities or communicating such information to any other person. This presentation may only be used to evaluate FB Financial and the proposed offering of Securities and for no competitive or other purpose. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, the Securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Securities are exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and are “covered securities” exempt from registration or qualification, as applicable, under state securities laws pursuant to Section 18(b)(4)(E) of the Securities Act. NONE OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, THE FEDERAL DEPOSIT INSURANCE CORPORATION (the “FDIC”), ANY STATE SECURITIES COMMISSION OR DIVISION OR ANY OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. FB FINANCIAL HAS REQUESTED THE APPROVAL OF THE COMMISSIONER OF THE TENNESSEE DEPARTMENT OF FINANCIAL INSTITUTIONS (THE “TDFI”) TO SELL THE SECURITIES. FB FINANCIAL WILL NOT SELL ANY OF THE SECURITIES UNLESS AND UNTIL IT HAS RECEIVED THE APPROVAL OF THE COMMISSIONER OF THE TDFI. If issued, any indebtedness evidenced by the Securities would not be a savings or deposit account deposit and would not be insured by the FDIC or any other government agency or fund. This presentation also includes industry and trade association data, forecasts and information that FB Financial has obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to FB Financial, which such information may be specific to particular markets or geographic locations. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. With regard to any historical or pro forma information included in this presentation related to Franklin Financial Network, Inc. and Franklin Synergy Bank (collectively, “Franklin”), FB Financial has relied on information that is either publicly available, including information disclosed in reports filed with the SEC, the FDIC and/or the Federal Reserve, or sourced from the internal documents and records of Franklin. Although FB Financial believes these sources are reliable, FB Financial has not independently verified the information contained therein, and such information could ultimately prove to be inaccurate. In addition, certain data is also based upon FB Financial's good faith estimates, which are based upon (i) management’s current expectations, estimates and projections about FB Financial’s industry, (ii) management’s beliefs and (iii) certain assumptions made by management, many or all of which, by their nature, are inherently uncertain and beyond FB Financial’s control. Similarly, although FB Financial believes that its internal estimates are reliable, such estimates have not been verified by independent sources and could ultimately prove to be inaccurate. FB Financial data presented “on a consolidated basis” refers to data of FB Financial Corporation and its subsidiaries, including FirstBank, on a consolidated basis. 1

Forward–Looking Statements Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding the projected impact of the COVID-19 global pandemic on FB Financial business operations, statements relating to the timing, benefits, costs, and synergies of the recently completed merger with Franklin Financial Network, Inc. and Franklin Synergy Bank (collectively, “Franklin”) (the “Franklin merger”) and of the recently completed merger with FNB Financial Corp. (“FNB”) (together with the Franklin merger, the “mergers”), FB Financial’s future plans, results, strategies, expectations and certain matters pertaining to the offer and sale of the Securities, including the use of proceeds therefrom. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although FB Financial believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of declines in housing and commercial real estate prices, high unemployment rates, and any slowdown in economic growth in the local or regional economies in which we operate and/or the U.S. economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on FB Financial’s business and FB Financial customers' businesses, results of operations, asset quality and financial condition, (3) changes in government interest rate policies, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the mergers or another acquisition may not be realized or may take longer than anticipated to be realized, (6) disruption from the mergers with customer, supplier, or employee relationships, (7) the possibility that the costs, fees, expenses, and charges related to the mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (8) the risks related to the integrations of the combined businesses following the mergers, including the risk that the integrations will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on issues related to the mergers, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) reputational risk and the reaction of the parties’ respective customers to the mergers, (13) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (14) the risk of potential litigation or regulatory action related to the Franklin merger, (15) general competitive, economic, political, and market conditions and (16) failure to obtain approval from the Commissioner of the TDFI to sell the Securities or the failure to obtain any necessary regulatory approvals from the FDIC or the Commissioner of the TDFI when expected or at all with respect to redemption or repayment of the Securities. Further information regarding FB Financial and factors that could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and its other filings with the SEC. Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements. 2Forward–Looking Statements Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding the projected impact of the COVID-19 global pandemic on FB Financial business operations, statements relating to the timing, benefits, costs, and synergies of the recently completed merger with Franklin Financial Network, Inc. and Franklin Synergy Bank (collectively, “Franklin”) (the “Franklin merger”) and of the recently completed merger with FNB Financial Corp. (“FNB”) (together with the Franklin merger, the “mergers”), FB Financial’s future plans, results, strategies, expectations and certain matters pertaining to the offer and sale of the Securities, including the use of proceeds therefrom. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although FB Financial believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of declines in housing and commercial real estate prices, high unemployment rates, and any slowdown in economic growth in the local or regional economies in which we operate and/or the U.S. economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on FB Financial’s business and FB Financial customers' businesses, results of operations, asset quality and financial condition, (3) changes in government interest rate policies, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the mergers or another acquisition may not be realized or may take longer than anticipated to be realized, (6) disruption from the mergers with customer, supplier, or employee relationships, (7) the possibility that the costs, fees, expenses, and charges related to the mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (8) the risks related to the integrations of the combined businesses following the mergers, including the risk that the integrations will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on issues related to the mergers, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) reputational risk and the reaction of the parties’ respective customers to the mergers, (13) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (14) the risk of potential litigation or regulatory action related to the Franklin merger, (15) general competitive, economic, political, and market conditions and (16) failure to obtain approval from the Commissioner of the TDFI to sell the Securities or the failure to obtain any necessary regulatory approvals from the FDIC or the Commissioner of the TDFI when expected or at all with respect to redemption or repayment of the Securities. Further information regarding FB Financial and factors that could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and its other filings with the SEC. Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements. 2

Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, pre-tax, pre-provision earnings, adjusted pre-tax, pre- provision earnings, adjusted pre-tax, pre-provision earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, pro forma adjusted return on average assets, equity and tangible common equity and adjusted pre-tax, pre-provision return on average assets, equity and tangible common equity and adjusted allowance for credit losses to loans held for investment. Each of these non-GAAP metrics excludes certain income and expense items that FB Financial’s management considers to be non‐core/adjusted in nature. FB Financial refers to these non‐GAAP measures as adjusted or core measures. This presentation also presents tangible assets, tangible common equity, tangible book value per common share and tangible common equity to tangible assets. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. FB Financial’s management uses these non-GAAP financial measures in their analysis of FB Financial’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. FB Financial’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding FB Financial’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, FB Financial believes that the presentation of this information allows investors to more easily compare FB Financial’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. FB Financial strongly encourages interested parties to review the GAAP financial measures included in this presentation and not to place undue reliance upon any single financial measure. Moreover, the manner in which FB Financial calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures FB Financial has discussed herein when comparing such non-GAAP financial measures. The tables in the Appendix of this presentation provide a reconciliation of these measures to the most directly comparable GAAP financial measures. 3Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, pre-tax, pre-provision earnings, adjusted pre-tax, pre- provision earnings, adjusted pre-tax, pre-provision earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, pro forma adjusted return on average assets, equity and tangible common equity and adjusted pre-tax, pre-provision return on average assets, equity and tangible common equity and adjusted allowance for credit losses to loans held for investment. Each of these non-GAAP metrics excludes certain income and expense items that FB Financial’s management considers to be non‐core/adjusted in nature. FB Financial refers to these non‐GAAP measures as adjusted or core measures. This presentation also presents tangible assets, tangible common equity, tangible book value per common share and tangible common equity to tangible assets. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. FB Financial’s management uses these non-GAAP financial measures in their analysis of FB Financial’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. FB Financial’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding FB Financial’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, FB Financial believes that the presentation of this information allows investors to more easily compare FB Financial’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. FB Financial strongly encourages interested parties to review the GAAP financial measures included in this presentation and not to place undue reliance upon any single financial measure. Moreover, the manner in which FB Financial calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures FB Financial has discussed herein when comparing such non-GAAP financial measures. The tables in the Appendix of this presentation provide a reconciliation of these measures to the most directly comparable GAAP financial measures. 3

Terms of the proposed offering

Issuer	• FirstBank, bank subsidiary of FB Financial Corporation (NYSE: FBK)
Security	• Subordinated Notes
Issuance Type	• 3(a)(2) Exempt and Covered Security – bank level issuance
Credit Rating	• Kroll Bond Rating Agency: BBB
Term / Maturity	• 10 years / 2030
Offering Size	• $75 Million
Redemption	• 5 year non-call period, callable at par plus accrued but unpaid interest thereafter
Coupon Structure	• 5 year fixed rate, semi-annual coupons; thereafter 5 year floating rate, quarterly coupons
Covenants	• Consistent with regulatory requirements for Tier 2 Capital
Use of Proceeds	• General corporate purposes
Lead Placement Agent	• PIPER SANDLER
Co-Placement Agents	• U.S. Bancorp Investments, Inc. and Stephens Inc.

4

FirstBank

Company overview

Company overview

- Second largest Nashville-headquartered bank and third largest Tennessee-based bank
- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Completed the largest bank IPO in Tennessee history in September 2016
- Attractive footprint in both high growth metropolitan markets and stable community markets
  - Located in eight attractive metropolitan markets in Tennessee, Alabama & Kentucky[1]
  - Strong market position in sixteen community markets[1]
  - Mortgage offices located throughout footprint and strategically across the southeast, with a national online platform
- Provides community banking, relationship-based, customer service with the products and capabilities of a larger bank
  - Local people, local knowledge and local authority
  - Personal banking, commercial banking, investment services, trust and mortgage banking
- Completed acquisition of Atlantic Capital branches in April 2019
- Completed acquisition of FNB Financial Corporation in Scottsville, KY on February 14, 2020 (~$250 million in assets)
- Completed acquisition of Franklin Financial Network, Inc. (NYSE: FSB) on August 15, 2020 (~$3.8 billion in assets)

Franchise map[1]


Nashville
Knoxville
Memphis
CUMBERLAND
PLATEAU

Financial results for 2Q 2020

Balance sheet ($mm)	FBK	FSB[2]	Pro Forma[3]
Total assets	$7,256	$3,776	$11,032
Loans – HFI	4,827	2,795	7,622
Total deposits	5,953	3,143	9,096
Shareholder's equity	805	422	1,227

Key metrics (%)	FBK 2Q 2020
Tangible Common Equity / Tangible Assets (%)	8.7%[4]
On-Balance Sheet Liquidity / Tangible Assets (%)	14.0%
Adjusted PTPP ROAA (%)	3.29%[4]
Adjusted PTPP ROATCE (%)	38.6%[4]
NIM (%)	3.50%
Core Efficiency (%)	57.5%[4]

Note: Unaudited financial data as of June 30, 2020; presented on a consolidated basis.
[1] Presented pro forma for the recently completed Franklin Financial Network merger. [2] Reported 2Q 2020 financial information for the acquisition target. [3] Simple summation; does not include purchase accounting adjustments. [4] Non-GAAP financial measure. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

5

FirstBank

Financial highlights

		2019	1Q20	2Q20
Profitability	Net Income	$83.8 million	$0.7 million	$22.9 million
	Adjusted Net Income [1]	$89.3 million	$5.3 million	$24.1 million
	Adjusted ROAA [1]	1.55%	0.33%	1.37%
	Adjusted PTPP ROAA [1]	2.15%	2.10%	3.29%
	Adjusted ROAE [1]	12.3%	2.8%	12.2%
	Net Interest Margin	4.34%	3.92%	3.50%
	Core Efficiency Ratio [1]	65.4%	65.7%	57.5%
Balance Sheet	Loans - HFI	$4.4 billion	$4.6 billion	$4.8 billion
	Total Assets	$6.1 billion	$6.7 billion	$7.3 billion
	Total Deposits	$4.9 billion	$5.4 billion	$6.0 billion
	Loan - HFI / Deposit Ratio	89.4%	85.0%	81.1%
	Total Equity – Consolidated	$762 million	$782 million	$805 million
	Total Equity – Bank Level	$783 million	$822 million	$844 million
Capital – Consolidated	Tang. Common Equity / Tang. Assets	9.7%	9.1%	8.7%
	Tier 1 Leverage Ratio	10.1%	10.3%	9.7%
	Tier 1 Common Capital Ratio	11.1%	11.0%	11.6%
	Tier 1 Risk-Based Capital Ratio	11.6%	11.6%	12.1%
	Total RBC Ratio	12.2%	12.5%	13.4%
Capital – Bank Level	Tier 1 Leverage Ratio	9.9%	10.4%	9.7%
	Tier 1 Common Capital Ratio	11.5%	11.7%	12.3%
	Tier 1 Risk-Based Capital Ratio	11.5%	11.7%	12.3%
	Total RBC Ratio	12.1%	12.7%	13.5%
Asset Quality	NPAs / Assets	0.77%	0.74%	0.71%
	NPLs / Loans – HFI	0.60%	0.68%	0.72%
	Adjusted ACL / Loans – HFI [1,2]	0.71%	1.95%	2.51%
	ACL / Nonperforming Loans [2]	117%	288%	325%

[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.
[2] Allowance for credit losses excludes reserve for credit losses on unfunded commitments of $6.5 million and $4.6 million as of June 30, 2020 and March 31, 2020, respectively.
Note: Presented on a consolidated basis unless otherwise noted.

6

FirstBank

Recent corporate history

2015

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.21%
Adj. ROATCE[1]: 17.7%
Year-End Assets: $2.9bn

- Completed acquisition of Northwest Georgia Bank, adding $79 million in loans and $246 million in deposits and increasing Chattanooga deposit market share to 8th

2016

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.46%
Adj. ROATCE[1]: 19.5%
Year-End Assets: $3.3bn

- Converted core operating platform to Jack Henry
- Completed the largest bank IPO in Tennessee history; priced at $19.00 per share

2017

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.52%
Adj. ROATCE[1]: 15.5%
Year-End Assets: $4.7bn

- Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral
- Finalized integration of Clayton Bank & Trust and American City Bank acquisitions

2018

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.69%
Adj. ROATCE[1]: 17.1%
Year-End Assets: $5.1bn

- Initiated quarterly dividend
- Completed secondary offering of 3.7 million common shares

2019 - 2020

Awarded "Top Workplaces" by the Tennessean

2019 Adj. ROAA[1]: 1.55%
2019 Adj. ROATCE[1]: 16.4%
Total Assets: $11.0bn[2]

- **2019:** Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA deposit market share
- **2019:** Converted treasury platform
- **2019:** Completed mortgage restructuring
- **2020:** Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share
- **2020:** Announced the recently completed acquisition of Franklin Financial Network; on a pro forma basis moved from 12th to 6th in the Nashville MSA in deposit market share



2015
2016
2017
2018
2019 2

[1] Pro forma net income and tax-adjusted return on average assets and return on average tangible common equity include a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively, and also excludes the impact of a one-time tax charge to C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. A combined effective tax rate of 26.06% is being applied in subsequent periods. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto. [2] Pro forma for the recently completed Franklin Financial Network merger; pro forma metrics calculated using publicly available information and are a simple summation that does not include purchase accounting adjustments. Note: Financial data presented on a consolidated basis.

7

FirstBank

A leading community bank headquartered in Tennessee

Top 10 banks in Tennessee[1]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	First Horizon	Memphis, TN	164	$25.0	15.6%	42.0%
2	Regions	Birmingham, AL	217	18.4	11.5%	18.7%
3	Truist Financial Corp	Charlotte, NC	147	15.5	9.7%	4.7%
4	Pinnacle	Nashville, TN	48	13.5	8.5%	69.3%
5	Bank of America	Charlotte, NC	58	12.6	7.9%	0.9%
6	**FB Financial**	**Nashville, TN**	**75**	**7.5**	**4.7%**	**91.9%**
7	U.S. Bancorp	Minneapolis, MN	90	3.5	2.2%	1.0%
8	Wilson Bank & Trust	Lebanon, TN	28	2.3	1.5%	100.0%
9	Reliant Bancorp	Brentwood, TN	31	2.3	1.5%	100.0%
10	Fifth Third	Cincinnati, OH	36	2.3	1.4%	1.8%

Top 10 banks under $30bn assets in Tennessee[1,2]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	Pinnacle	Nashville, TN	48	13.5	8.5%	69.3%
2	**FB Financial**	**Nashville, TN**	**75**	**7.5**	**4.7%**	**91.9%**
3	Wilson Bank & Trust	Lebanon, TN	28	2.3	1.5%	100.0%
4	Reliant Bancorp	Brentwood, TN	31	2.3	1.5%	100.0%
5	CapStar Financial	Nashville, TN	22	2.1	1.3%	100.0%
6	Simmons First	Pine Bluff, AR	42	2.0	1.3%	12.4%
7	Home Federal	Knoxville, TN	23	1.7	1.1%	100.0%
8	SmartFinancial	Knoxville, TN	23	1.7	1.1%	73.4%
9	Educational Loan	Farragut, TN	14	1.6	1.0%	100.0%
10	Renasant	Tupelo, MS	21	1.5	0.9%	14.7%

#2 community bank in Tennessee[2]

[1] Sorted by deposit market share, deposits are limited to Tennessee.
[2] Community bank defined as banks with less than $30bn in assets.
Source: SNL Financial. Note: Deposit data as of June 30, 2019. Pro forma for completed acquisitions since June 30, 2019, including the FSB merger.

8

Balance between community and metropolitan markets

Our pro forma footprint[1]



Metropolitan markets
Community markets
Bowling Green MSA
Nashville MSA
Knoxville MSA
Jackson MSA
Memphis MSA
Chattanooga MSA
Huntsville & Florence MSAs
Market rank by deposits:
– Nashville (6th)
– Chattanooga (5th)
– Knoxville (9th)
– Jackson (3rd)
– Bowling Green (7th)
– Memphis (28th)
– Huntsville (19th)
– Florence (13th)

Total loans (excluding HFS)[2] - $4.8bn



Other 12%
Community 18%
Metropolitan 70%

Total full service branches[2] - 72 branches



Community 38%
Metropolitan 62%

Total deposits[2] - $6.0bn



Mortgage / Other 7%
Community 32%
Metropolitan 61%

[1] Source: SNL Financial. Statistics are based upon deposit data by MSA. Market data is as of June 30, 2019 and is presented on a pro forma basis for completed acquisitions since June 30, 2019. Size of bubble represents size of company deposits in a given market. [2] Financial and operational data as of June 30, 2020.

9

Well positioned in attractive metropolitan markets

FirstBank

Nashville rankings: "The new 'it' City" – The New York Times[1]

#1	in Metropolitan Economic Strength Rankings[2]
#2	Best Place for New Businesses[3]
#3	Best City for Young Professionals[4]
#4	Best City to Spend a Weekend[5]

Select companies with major Nashville presence

HCA Hospital Corporation of America, Nissan North America HQ, Cracker Barrel, Tractor Supply Co, AB, Dollar General, Bridgestone Bridgestone Americas, Inc., Delek, AT&T, amazon

Nashville growth

Population growth 2010 – 2019 (%)



6.6%
17.0%
U.S.
Nashville

Projected population growth 2019 – 2024 (%)



3.6%
6.8%
U.S.
Nashville

Projected median HHI growth 2019 – 2024 (%)



8.8%
11.1%
U.S.
Nashville

Chattanooga

- 4th largest MSA in TN
- Diverse economy with over 24,000 businesses
- Employs over 260,000 people

Knoxville

- 3rd largest MSA in TN
- Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billion
- Well situated to attract the key suppliers and assembly operations in the Southeast

Jackson

- 8th largest MSA in TN
- 300,000 people make up Jackson's workforce. Existing companies include Kellogg Company, Gerdau, Stanley Black and Decker, Delta Faucet, & Ingram Publishing Group

Bowling Green

- Expands FirstBank across Kentucky state borderlines
- No. 1 spot in Site Selection Magazine's national ranking for economic development performance
- In 2019, the MSA announced $376.6MM in capital investment in expanded and new targeted businesses

Memphis

- 2nd largest MSA in TN
- Known for the busiest cargo airport in North America
- In 2018, Entrepreneur magazine ranked Memphis #15 on its "25 Cities Worth Moving to if You Want to Launch a Business"

Huntsville

- One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States
- 6th largest county by military spending in the country

Florence

- University town home to the University of North Alabama and Northwest Shoals Community College
- Generally steady and diversified economy

[1] January 9, 2013 "Nashville Takes its Turn in the Spotlight". [2] Policom Corp., 2020. [3] SmartAdvisor, 2019. [4] SmartAsset, August 2019. [5] Thrillist, May 2019.
Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville, Bowling Green Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS.

10

Strategic drivers Experienced Senior Management Team Strategic M&A and Elite Financial Capital Optimization Performance Scalable Platforms Enabled by Great Place to Work Technology Empowered Teams Across Attractive Metro and Community Markets 11Strategic drivers Experienced Senior Management Team Strategic M&A and Elite Financial Capital Optimization Performance Scalable Platforms Enabled by Great Place to Work Technology Empowered Teams Across Attractive Metro and Community Markets 11

FirstBank

Business line overview

Traditional Banking	▪ Operate in 8 **metropolitan** markets across Tennessee, North Alabama and Kentucky (Nashville, Chattanooga, Knoxville, Jackson, Bowling Green, Memphis, Huntsville and Florence) ▪ Primarily commercial lending supplemented by retail networks throughout each; goal of being self-funded at ~100% Loan / Deposit ratio; customer-focused balance sheet ▪ Operate in 16 **community** markets across Tennessee and North Georgia ▪ Primarily higher yielding small business and consumer lending with strong core deposit base; goal of being a dominating presence in community markets; customer-focused balance sheet ▪ Excess funding enables mortgage and specialty lending business lines as well as liquidity
Mortgage	▪ Formerly operated through 5 origination channels (Retail, Consumer Direct, Correspondent, Third Party Origination and Reverse) ▪ In 2019, sold wholesale mortgage operations, which comprise the Third Party Origination and correspondent mortgage delivery channels in order to focus on customer relationship based Retail and Consumer Direct channels ▪ Customer-focused channels fit the bank's philosophy of having a bank customer on the opposite end of each transaction (as opposed to wholesale lending activities) ▪ Retail and Consumer Direct, while still influenced by rate environment, are more defensive in more challenging interest rate environments
Specialty Lending Group	▪ Acquired Specialty Lending Group through Clayton Banks transaction in July 2017; born out of Jim Clayton's expertise in manufactured homes (sold Clayton Homes to Berkshire Hathaway in 2003 for $1.7 billion) ▪ Operate through two primary channels: Community and Retail ▪ MH Community funds operators of manufactured home communities nationwide (23 states); $226 million in loans as of June 30, 2020 (Yield ~6.0%) ▪ MH Retail funds the purchase of manufactured homes directly to consumers; $192 million in loans as of June 30, 2020 (Yield ~9.3%)
FB Investments	▪ 21 investment advisors across Tennessee branch footprint ▪ Operate on LPL Financial's advisor platform ▪ $678 million in AUM as of June 30, 2020 ▪ $2.4 million in YTD revenue as of June 30, 2020

12

FirstBank

Aggressively managing for impact of COVID-19

Health and Safety	▪ No pandemic related reductions in force, and remote work environment has been effective ▪ Branch lobby service had been reinstated across the footprint with sneeze guards and social distancing methods in place ▪ Re-suspending lobby access in selected facilities as case counts rise
Liquidity	▪ Annualized deposit growth of 43.1% in 2Q 2020, resulting in Loans HFI / Deposits of 81.1% ▪ On balance sheet and contingent liquidity increased to $4.7 billion, an increase of $0.4 billion from March 31, 2020, resulting in on balance sheet liquidity of 14.0% of tangible assets as of June 30, 2020 ▪ Monitoring movement of recent influx of deposits
Capital	▪ Strong capital position ▪ Total Risk Based Capital ratio increased to 13.4% as of June 30, 2020 ▪ Increased Allowance for Credit Losses to 2.34% of Loans HFI, or 2.51% adjusted to exclude PPP loans[1] ▪ Received investment grade rating from Kroll Bond Rating Agency
Profitability	▪ Mortgage continues to capitalize on low rate environment, delivered $33.6 million in total mortgage direct contribution in the second quarter ▪ Deposit costs continue to decline with a cost of total deposits for 2Q 2020 of 0.65% ▪ $560.2 million in time deposits with a weighted average cost of 1.75% mature in 2H 2020
Growth	▪ Assessing growth opportunities while balancing capital preservation and asset quality ▪ Continue to prioritize serving existing customer base ▪ Successful in converting select prospects into customers in various markets ▪ Seeing anecdotal buoyancy in certain markets as re-opening efforts have been initiated

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

13

FirstBank

Markets have reopened for economic activity

Government Guidance on Economic Activity

Market	Retail	Restaurant	Close Contact Providers	Entertainment Venues	Gyms	Mask Orders	Map Key
Tennessee[1]	Open w/ Distancing	Open w/ Distancing	Open w/ Distancing	50% Capacity	Open w/ Distancing	County by county, no mandate	
Georgia[2]	50% Capacity	Open w/ Distancing	Open w/ Distancing	Open w/ Distancing	Open w/ Distancing	Encourages, no mandate	
Kentucky[3]	50% Capacity	50% Capacity	Open w/ Distancing	50% Capacity	50% Capacity	Yes, effective July 9	
Alabama[4]	50% Capacity	Open w/ Distancing	Open w/ Distancing	50% Capacity	50% Capacity	Yes, effective July 7	
Davidson County[5]	75% Capacity	50% Capacity	50% Capacity	Open w/ Distancing	50% Capacity	Yes, effective June 28	
Shelby County[6]	50% Capacity	Open w/ Distancing	Open w/ Distancing	Open, 18 ft of Distance	50% Capacity	Yes, effective July 3	

FBK County Footprint Reopening Map



[1] Source: tn.gov/governor/covid-19. Tennessee Pledge [2] Source: georgia.org/covid19bizguide#other. Governor Kemp's Statewide Executive Order: Guidelines for Businesses. [3] Source: govstatus.egov.com. Healthy at Work – Reopening Kentucky. [4] Source: alabamapublichealth.gov. Order of the State Health Officer Amended June 30, 2020. [5] Source: huschblackwell.com. Tennessee: State-by-State COVID-19 Guidance July 3, 2020 [6] Source: shelbycountytn.gov. Public Health Directive Updated July 9, 2020.

14

FirstBank

While we continue to work with impacted customers

Deferral programs

- First deferral held no requirements; granting of second deferrals are being decided on a case-by-case basis
- Standard consumer loan received 2-payment relief; standard commercial loan received 90 day principal and interest forbearance; relationship managers had authority to offer plans that varied from the standard
- Continuing to monitor as first deferral periods expire
- Working with customers in industries disproportionately affected by social distancing restrictions, including hospitality and restaurants
- Of $918 million loans given a first deferral, approximately 61% are still in the first deferral period[2]
- Approximately 15% of loans initially deferred have requested and been approved for a second deferral[2]
- As of mid-August, approximately 26% of loans over $750 thousand that have come out of their first deferral period have requested and received a second deferral
- Approximately 5.5% of loans held in our mortgage servicing portfolio were in forbearance as of June 30, 2020

Total first deferrals by type ($918 million[1])


$354.8
21.3%
C&I[3]
$321.7
34.8%
CRE
$82.5
14.9%
C&D
$45.3
39.4%
Multifamily
$14.2
6.0%
1-4 Family HELOC
$83.6
11.3%
1-4 Family
$16.1
5.7%
Consumer & Other

Second deferrals by type ($138 million[2])


$46.8
2.8%
C&I[3]
$76.9
8.3%
CRE
$3.5
0.6%
C&D
$2.2
1.9%
Multifamily
$0.5
1-4 Family HELOC
$7.4
1.0%
1-4 Family
$0.3
Consumer & Other

[1] Balances based on deferral participants' loan balances outstanding as of June 30, 2020. %'s are deferrals as a percentage of total outstanding balances in each reporting category as of June 30, 2020.
[2] Balances based on deferral participants' as of July 15, 2020 and loan balances outstanding as of June 30, 2020. %'s are deferrals as a percentage of each reporting category as of June 30, 2020.
[3] Includes owner-occupied CRE, excludes PPP loans.

15

Strong liquidity position n Customer deposit base has seen consistent growth in On balance sheet liquidity balances over the past 12 months and remains a stable On-Balance Sheet Liquidity base of funding and liquidity $988.5 On-Balance Sheet Liquidity / Tangible Assets $1,000.0 n Monitoring liquidity in secondary mortgage markets and $900.0 $773.5 $800.0 impact of servicing requirements $700.0 $581.4 $550.7 $600.0 $547.9 14.0% $500.0 12.0% n Isolated and limited draw downs on commercial lines and $400.0 9.9% 9.5% 9.3% HELOC since mid-March, continue daily monitoring $300.0 $200.0 $100.0 n Monitoring movement of recent influx of deposits $- 2Q19 3Q19 4Q19 1Q20 2Q20 Loans HFI / customer deposits Sources of liquidity 2Q 2020 89.7% 89.1% 88.7% Current On-Balance Sheet: 85.3% Cash and Equivalents $717.6 81.3% Unpledged Securities 266.6 Equity Securities 4.3 Total On-Balance Sheet $988.5 Available Sources of Liquidity: Brokered CDs and Unsecured Lines $2,083.0 FHLB 524.7 Discount Window 1,055.3 Total Available Sources $3,663.0 2Q19 3Q19 4Q19 1Q20 2Q20 Note: Financial data presented on a consolidated basis. 16Strong liquidity position n Customer deposit base has seen consistent growth in On balance sheet liquidity balances over the past 12 months and remains a stable On-Balance Sheet Liquidity base of funding and liquidity $988.5 On-Balance Sheet Liquidity / Tangible Assets $1,000.0 n Monitoring liquidity in secondary mortgage markets and $900.0 $773.5 $800.0 impact of servicing requirements $700.0 $581.4 $550.7 $600.0 $547.9 14.0% $500.0 12.0% n Isolated and limited draw downs on commercial lines and $400.0 9.9% 9.5% 9.3% HELOC since mid-March, continue daily monitoring $300.0 $200.0 $100.0 n Monitoring movement of recent influx of deposits $- 2Q19 3Q19 4Q19 1Q20 2Q20 Loans HFI / customer deposits Sources of liquidity 2Q 2020 89.7% 89.1% 88.7% Current On-Balance Sheet: 85.3% Cash and Equivalents $717.6 81.3% Unpledged Securities 266.6 Equity Securities 4.3 Total On-Balance Sheet $988.5 Available Sources of Liquidity: Brokered CDs and Unsecured Lines $2,083.0 FHLB 524.7 Discount Window 1,055.3 Total Available Sources $3,663.0 2Q19 3Q19 4Q19 1Q20 2Q20 Note: Financial data presented on a consolidated basis. 16

Core deposit franchise provides stable liquidity Total deposits ($mm) Cost of deposits Customer deposits Brokered and internet time deposits Noninterest bearing (%) Cost of total deposits (%) 35.0% 29.8% 30.0% $5,953 24.7% 24.8% 24.5% $15 25.0% 23.0% $5,377 $4,922 $4,935 $4,843 $20 20.0% $25 $20 $30 1.14% 1.11% 15.0% 1.02% $5,938 0.94% $5,357 10.0% $4,915 $4,897 $4,813 0.65% 5.0% 0.0% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 Noninterest bearing deposits ($mm) Deposit composition Time 20% Noninterest- bearing checking Savings 30% 5% $1,775 Interest-bearing $1,336 Money market $1,214 $1,208 checking $1,112 24% 21% 51% Checking accounts 2Q19 3Q19 4Q19 1Q20 2Q20 ¹ Includes mortgage servicing-related deposits of $70.4mm, $121.4mm, $92.6mm, $110.1mm and $149.1mm for the quarters ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively. Note: Financial data presented on a consolidated basis. 17Core deposit franchise provides stable liquidity Total deposits ($mm) Cost of deposits Customer deposits Brokered and internet time deposits Noninterest bearing (%) Cost of total deposits (%) 35.0% 29.8% 30.0% $5,953 24.7% 24.8% 24.5% $15 25.0% 23.0% $5,377 $4,922 $4,935 $4,843 $20 20.0% $25 $20 $30 1.14% 1.11% 15.0% 1.02% $5,938 0.94% $5,357 10.0% $4,915 $4,897 $4,813 0.65% 5.0% 0.0% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 Noninterest bearing deposits ($mm) Deposit composition Time 20% Noninterest- bearing checking Savings 30% 5% $1,775 Interest-bearing $1,336 Money market $1,214 $1,208 checking $1,112 24% 21% 51% Checking accounts 2Q19 3Q19 4Q19 1Q20 2Q20 ¹ Includes mortgage servicing-related deposits of $70.4mm, $121.4mm, $92.6mm, $110.1mm and $149.1mm for the quarters ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively. Note: Financial data presented on a consolidated basis. 17

Well-capitalized headed into recession Consolidated Bank Level (Issuer) Tangible common equity / tangible assets Tier 1 leverage ratio 11.4% 10.9% 10.6% 10.5% 10.4% 10.3% 10.1% 10.0% 9.9% 9.7% 9.7% 9.7% 9.7% 9.2% 9.1% 9.1% 8.7% 8.7% 8.6% 8.0% 2018 2019 1Q20 2Q20 Pro Forma¹ 2018 2019 1Q20 2Q20 Pro Forma¹ Tier 1 capital ratio Total risk based capital ratio 12.4% 12.3% 12.1% 11.9% 13.5% 11.7% 13.4% 13.4% 11.6% 11.6% 13.2% 11.5% 13.0% 11.1% 12.7% 12.5% 12.5% 12.2% 10.6% 12.1% 2018 2019 1Q20 2Q20 Pro Forma¹ 2018 2019 1Q20 2Q20 Pro Forma¹ 1 Pro forma capital ratios as of June 30, 2020 includes pro forma impact of the recently completed Franklin Financial Network merger including purchase accounting adjustments and for the proposed $75 million bank- level subordinated debt offering assuming a placement fee of 1.50%, fixed offering costs of $350 thousand and risk-weighting of assets of 20%. 18Well-capitalized headed into recession Consolidated Bank Level (Issuer) Tangible common equity / tangible assets Tier 1 leverage ratio 11.4% 10.9% 10.6% 10.5% 10.4% 10.3% 10.1% 10.0% 9.9% 9.7% 9.7% 9.7% 9.7% 9.2% 9.1% 9.1% 8.7% 8.7% 8.6% 8.0% 2018 2019 1Q20 2Q20 Pro Forma¹ 2018 2019 1Q20 2Q20 Pro Forma¹ Tier 1 capital ratio Total risk based capital ratio 12.4% 12.3% 12.1% 11.9% 13.5% 11.7% 13.4% 13.4% 11.6% 11.6% 13.2% 11.5% 13.0% 11.1% 12.7% 12.5% 12.5% 12.2% 10.6% 12.1% 2018 2019 1Q20 2Q20 Pro Forma¹ 2018 2019 1Q20 2Q20 Pro Forma¹ 1 Pro forma capital ratios as of June 30, 2020 includes pro forma impact of the recently completed Franklin Financial Network merger including purchase accounting adjustments and for the proposed $75 million bank- level subordinated debt offering assuming a placement fee of 1.50%, fixed offering costs of $350 thousand and risk-weighting of assets of 20%. 18

Balanced portfolio

Portfolio mix – gross loans HFI ($4.8bn)



Other
6%
1-4 family
15%
1-4 family HELOC
5%
Multifamily
2%
C&D
12%
CRE 2
19%
C&I 1
41%

C&I[1] exposure by industry

	Balance Ex. PPP				PPP
	C&I	CRE-OO	Total	% of Total	Loans
Real Estate Rental and Leasing	$ 278.7	$ 97.2	$ 375.9	22.7%	$ 11.5
Retail Trade	65.3	101.1	166.4	10.0%	23.3
Wholesale Trade	100.3	41.8	142.1	8.6%	24.6
Finance and Insurance	125.5	14.6	140.1	8.4%	7.0
Health Care and Social Assistance	52.8	76.8	129.6	7.8%	41.6
Manufacturing	70.7	56.4	127.1	7.7%	44.6
Other Services (except Public Administration)	16.8	78.3	95.1	5.7%	17.0
Accommodation and Food Services	23.7	53.3	76.9	4.6%	15.3
Transportation and Warehousing	51.2	13.3	64.5	3.9%	11.8
Arts, Entertainment and Recreation	27.4	35.2	62.7	3.8%	7.4
Construction	37.3	26.1	63.3	3.8%	39.0
Professional, Scientific and Technical Services	22.6	16.9	39.5	2.4%	29.8
Information	18.1	12.9	30.9	1.9%	3.9
Other	84.8	59.2	144.0	8.7%	37.9
Total	**$ 975.0**	**$ 683.2**	**$ 1,658.2**	**100.0%**	**$ 314.7**

CRE[2] exposure by collateral ($0.9bn)



Other
24%
Office
18%
Hotel
16%
Retail
14%
Manufactured
Home
9%
Self Storage
8%
Warehouse /
Industrial
7%
Healthcare Facility
5%

Commercial real estate concentrations

Commercial real estate (CRE) concentrations[3]	% of Risk-Based Capital 4Q19	1Q20	2Q20
C&D loans subject to 100% risk-based capital threshold	88%	86%	75%
Total CRE loans subject to 300% risk-based capital threshold[2]	247%	230%	215%

[1] C&I includes owner-occupied CRE. PPP Loans comprise 16% of C&I loans, or 7% of gross loans (HFI). [2] Excludes owner-occupied CRE. [3] Risk-based capital at FirstBank as defined in Call Report.
Note: Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Portfolio mix, C&I exposure by industry and CRE exposure by collateral are as of June 30, 2020.

19

Industries of concern – pro forma as of June 30, 2020

FBK


Industries of Concern 22.7%
$4.8bn
Other Industries 77.3%

FSB


Industries of Concern 20.9%
$2.8bn
Other Industries 79.1%

Pro Forma[1]


Industries of Concern 22.0%
$7.6bn
Other Industries 78.0%

FBK Industries of Concern	% of Loans HFI
Retail	7.7%
Healthcare	5.3%
Hotel	4.0%
Other Leisure	2.3%
Transportation	2.1%
Restaurant	1.3%
Total (%)	**22.7%**
Total ($bn)	**$1.1**
Gross Loans HFI ($bn)	*$4.8*

FSB Industries of Concern	% of Loans HFI
Retail	9.1%
Healthcare	3.0%
Hotel	5.1%
Other Leisure	0.5%
Transportation	0.4%
Restaurant	2.8%
Total (%)	**20.9%**
Total ($bn)	**$0.6**
Gross Loans HFI ($bn)	*$2.8*

Pro Forma[1] Industries of Concern	% of Loans HFI
Retail	8.2%
Healthcare	4.5%
Hotel	4.4%
Other Leisure	1.5%
Transportation	1.6%
Restaurant	1.9%
Total (%)	**22.0%**
Total ($bn)	**$1.7**
Gross Loans HFI ($bn)	*$7.6*

[1] Simple summation of balances as of June 30, 2020; does not take into account potential impact of purchase accounting.
Note: Loan, reserve and asset quality data is consistent between the bank level and consolidated level.

20

FBK Industries of concern

- Concentrations representative of community bankers serving customers across our communities
- Focused on in-market relationship banking
- Trends better than expected to date as markets reopened in late April / early May, continue monitoring in light of COVID case increases
- Limited SNC exposure overall at 3 credits less than $100 million in aggregate, and none are in these industries of concern
- Summary: While satisfactory to date, continue to monitor closely

Industry exposures / gross loans (HFI)



7.7%
5.3%
4.0%
2.3%
2.1%
1.3%
Retail
Healthcare
Hotel
Other Leisure
Transportation
Restaurant

Industries of concern credit quality



91.5%
4.6%
1.0%
2.8%
Pass
Watch
Special Mention
Substandard

Deferral participants

	First Deferrals		Second Deferrals	
	6/30/20 Participants	6/30/20 Balances	7/15/20 Participants	6/30/20 Balances
Retail	117	$ 142.2	12	$ 20.8
Healthcare	85	41.4	4	3.7
Hotel	53	146.6	19	57.4
Other Leisure	36	39.0	5	9.9
Transportation	114	10.7	5	0.8
Restaurant	75	43.8	6	7.1
Total Industries of Concern	480	$ 423.7	51	$ 99.8
Other Loans HFI	1,472	494.6	43	37.8
Total Loans HFI	1,952	$ 918.3	94	$ 137.6
Industries of Concern / Total	24.6%	46.1%	54.3%	72.5%

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Industry exposures and credit quality percentages are as of June 30, 2020.

21

FBK Retail portfolio – 7.7% of gross loans HFI

- 53% C&I / CRE-OO and 47% CRE Non-OO and Other
- CRE Non-owner occupied and Other
  - Generally smaller strip centers with backing of good guarantors; largest single loan <$8 million
  - High level of tenants paying as agreed; those not paying are working with our borrowers in developing payment plans as locales have reopened
  - Summary: Continue to monitor for issues, so far continued satisfactory performance
- C&I / CRE-OO portfolio
  - Auto dealerships are weathering the downturn; limited supply creating shortages in inventory
  - Summary: Satisfactory performance, continue to monitor, especially regarding reopening trends

Portfolio overview



Car, RV, Boat and ATV Dealers 22%
Gas Stations and Convenience Stores 6%
Sporting goods 3%
Pharmacies and drug stores 2%
Other Retailers < 3% 20%
Non-Owner Occ / Other CRE 47%

Credit quality



94.8%
2.2%
1.0%
1.9%
Pass
Watch
Special Mention
Substandard

Deferral participants

	First Deferral			Second Deferral		
	6/30/20 Participants		6/30/20 Balances	7/15/20 Participants		6/30/20 Balances
CRE Non-OO and Other	55	$	82,448	9	$	17,605
C&I and CRE-OO:						
Car, RV, Boat & ATV Dealers	15	$	43,285	-	$	-
Gas Stations and C-Stores	7		3,394	-		-
Pharmacies & Drug Stores	2		1,040	-		-
Sporting Goods	1		88	-		-
Other Miscellaneous Retailers	37		11,964	3		3,178
Total C&I and CRE-OO	62	$	59,771	3	$	3,178
Total Retail Exposure	117	$	142,218	12	$	20,783

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Portfolio overview and credit quality percentages are as of June 30, 2020.

22

FirstBank

FBK Healthcare portfolio – 5.3% of loans HFI

- Assisted Living / Nursing Care continues to perform well; no known COVID-19 outbreaks at this time
- Offices of Physicians benefitted from the majority of our markets reopening in late April / early May
- Summary: Satisfactory performance to date, continue to monitor

Portfolio overview



Other Healthcare and Social Assistance 25%
Assisted Living / Nursing Care / Continuing Care 37%
Mental Health and Substance Abuse 14%
Offices of Physicians 24%

Credit quality



95.5%
1.5%
0.0%
3.0%
Pass
Watch
Special Mention
Substandard

Deferral participants

	First Deferral			Second Deferral		
	6/30/20 Participants		6/30/20 Balances	7/15/20 Participants		6/30/20 Balances
Assisted Living / Nursing Care / Continuing Care	-	$	-	-	$	-
Offices of Physicians	74		27,938	4		3,708
Mental Health and Substance Abuse	4		5,747	-		-
Other Healthcare and Social Assistance	7		7,713	-		-
Total Healthcare and Social Assistance	85	$	41,398	4	$	3,708

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Portfolio overview and credit quality percentages are as of June 30, 2020.

23

FBK Hotel portfolio – 4.0% of gross loans HFI

- Occupancy rates vary widely across footprint, with Nashville hotels at approximately 30% - 40%, while some geographies are as high as 80%
- Reports from operators reference leisure properties lead the way, Thursday through Sunday business has picked up
- Confident in the underwriting of our portfolio and the strength of our borrowers
- Two legacy credits acquired in prior acquisitions totaling $4.8 million in outstanding balances accounted for the majority of the increase in substandard loans between 1Q 2020 and 2Q 2020. One other legacy property, highlighted in prior earnings call, continues to be reflected within substandard category with significant reserves recorded
- 53 first deferral participants as of June 30th with $147 million outstanding; 19 second deferral participants as of July 15th with $57 million in outstanding balances
- Summary: Continue to remain concerned about the space, with heavy attention from our teams

Outstanding by location


Out of Market 8%
Other Community 7%
Nashville MSA 36%
Other MSA 13%
Bowling Green MSA 10%
Atlanta MSA 10%
Memphis MSA 16%

Credit quality


85.8%
7.2%
0.5%
6.5%
Pass
Watch
Special Mention
Substandard

Outstanding by flag


Other 11%
Best Western / Choice / Red Lion / Red Roof 12%
Hilton / IHG / Marriott / Wyndham 77%

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.
Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Outstanding by location, credit quality and outstanding by flag percentages are as of June 30, 2020.

24

FBK Other Leisure – 2.3% of gross loans HFI

- Confidence in portfolio due to current performance and strong guarantors
- Certain categories, such as marinas, have actually benefitted from current backdrop as safe recreational activities are sought
- Exercise operators report improved results since re-openings
- Discussions with clients associated with professional sports or theater operators indicate plans to perform as agreed upon coming out of deferral periods, including specific identified capital calls
- Summary: Satisfactory performance, continue to monitor

Portfolio overview



Other <5%
18%
Marinas
19%
Theaters
8%
RV Parks and Campgrounds
17%
Sports Teams and Clubs
10%
Historical Sites
13%
Fitness and Rec Sports Centers
15%

Credit quality



96.3%
2.0%
0.0%
1.7%
Pass
Watch
Special Mention
Substandard

Deferral participants

	First Deferral		Second Deferral	
	6/30/20 Participants	6/30/20 Balances	7/15/20 Participants	6/30/20 Balances
Marinas	4	$ 13,980	3	$ 8,005
RV Parks and Campgrounds	3	1,768	-	-
Fitness and Recreational Sports Centers	7	5,510	-	-
Historical Sites	-	-	-	-
Sports Teams and Clubs	-	-	-	-
Theaters	4	9,444	-	-
Other	18	8,277	2	1,902
Total Other Leisure	36	$ 38,978	5	$ 9,908

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Portfolio overview and credit quality percentages are as of June 30, 2020.

25

FBK Transportation and warehousing – 2.1% of gross loans HFI

- Overall satisfactory performance
- Larger operators are improving
- One small trucking operator with <$1.5 million in outstandings filed for bankruptcy during the quarter
- Summary: Overall acceptable results, monitoring for potential impact to smaller operators

Portfolio overview



Other Transportation and Warehousing 16%
Consumer Charter Transportation 11%
Trucking 50%
Air Travel and Support 23%

Credit quality



78.0%
21.0%
0.0%
1.3%
Pass
Watch
Special Mention
Substandard

Deferral participants

	First Deferral		Second Deferral	
	6/30/20 Participants	6/30/20 Balances	7/15/20 Participants	6/30/20 Balances
Trucking	97	$ 9,606	-	$ -
Air Travel and Support	-	-	-	-
Consumer Charter Transportation	5	832	5	832
Other	12	284	-	-
Total Transportation and Warehousing	114	$ 10,722	5	$ 832

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.
Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Portfolio overview and credit quality percentages are as of June 30, 2020.

26

FBK Restaurant – 1.3% of gross loans HFI

- Overall satisfactory performance
- Quick service seeing satisfactory results with drive through model
- Full service impacted more heavily given costs to re-open and concerns regarding potential further shut-downs. Portfolio in this category benefit from backing of guarantors
- Largest exposure ($3.9 million) is to an operator currently benefitting from their model, which is a combination of fast casual and bar service
- Summary: Satisfactory performance to date; continue to be concerned about this space as operators face re-engineering their models long-term
- Not included in this exposure disclosure is a diversified food company which also has certain retail outlets, exposure ~$25M; relationship accepted first deferral and not currently performing to par

Portfolio overview



Other
4%
Bars
6%
Limited Service
30%
Full Service
60%

Credit quality



85.4%
3.0%
10.6%
1.1%
Pass
Watch
Special Mention
Substandard

Deferral participants

	First Deferral		Second Deferral	
	6/30/20 Participants	6/30/20 Balances	7/15/20 Participants	6/30/20 Balances
Full Service Restaurants	40	$ 25,570	5	$ 6,326
Limited-Service Restaurants	26	15,711	1	800
Bars	6	2,122	-	-
Other	3	379	-	-
Total Restaurants	75	$ 43,782	6	$ 7,126

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 19 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.
Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Portfolio overview and credit quality percentages are as of June 30, 2020.

27

FSB portfolio overview

Portfolio mix


Other
0%
1-4 family
15%
1-4 family HELOC
7%
Multifamily
2%
C&D
23%
CRE [2]
25%
C&I [1]
28%

C&I[1] exposure by industry

	Balance Ex. Non-Core				Non-Core
	C&I	CRE-OO	Total	% of Total	Loans
Real Estate Rental and Leasing	$ 38.1	$ 70.8	$ 108.9	25.4%	$ 12.6
Accommodation and Food Services	5.4	33.3	38.7	9.0%	-
Retail Trade	5.4	27.9	33.3	7.7%	-
Health Care and Social Assistance	21.4	10.9	32.3	7.5%	185.5
Other Services (except Public Administration)	3.5	25.8	29.3	6.8%	-
Construction	10.1	16.6	26.8	6.2%	-
Manufacturing	18.0	8.0	26.0	6.1%	44.1
Wholesale Trade	5.6	15.6	21.2	4.9%	37.8
Educational Services	6.7	12.0	18.7	4.4%	-
Professional, Scientific and Technical Services	7.0	9.7	16.8	3.9%	33.0
Finance and Insurance	10.4	5.3	15.7	3.7%	10.8
Mining	6.8	-	6.8	1.6%	-
Transportation and Warehousing	2.8	1.1	3.9	0.9%	16.7
Other	18.4	32.8	51.2	11.9%	17.1
Total	**$ 159.6**	**$ 269.8**	**$ 429.4**	**100.0%**	**$ 357.6**

Non-Owner Occupied CRE ($0.7B) exposure by sector


Other
7%
Restaurant
4%
Health Care /
Assisted Living
7%
Mixed Use
9%
Warehouse/Industrial
13%
Hotel
15%
Office
19%
Retail
26%

C&D exposure by type ($0.6B)


Other
13%
Hotel
3%
Commercial Land
3%
Assisted Living / Nursing
4%
Retail
4%
Commercial Lot
5%
Residential Pre-
Sale
9%
Multifamily
9%
Commercial A&D
10%
Residential
Custom
10%
Residential Spec
30%

[1] C&I includes owner-occupied CRE. Note: C&I includes $357.6 million in Non-Core, Institutional loans, or 13% of loans HFI [2] Excludes owner-occupied CRE.
Source: FSB internal documents. Information is as of June 30, 2020.

28

FirstBank

FSB Industries of concern

- Concentrations representative of community bankers serving customers across FSB's communities
- Core portfolio is focused on in-market relationship banking
- No shared national credits outside of the non-core portfolio
- Limited private equity backed relationships outside of the non-core portfolio
- Core healthcare portfolio is approximately evenly split between C&I and CRE; largest non-owner occupied relationship is ~$11 million for a skilled nursing facility and a 69% LTV; largest C&I relationship is ~$4 million to a local day-care facility

Industry exposures / gross loans (HFI)



9.1%
5.1%
3.0%
2.8%
0.5%
0.4%
Retail
Hotel
Healthcare
Restaurant
Other Leisure
Transportation

Industries of concern credit quality



95.6%
3.5%
0.2%
0.7%
Pass
Watch
Special Mention
Substandard

Deferral participants

	Aggregate First Deferrals	
	6/30/20 Participants	6/30/20 Balances
Retail	32	$ 122.3
Hotel	23	118.1
Healthcare	34	34.3
Restaurant	30	56.5
Other Leisure	9	7.1
Transportation	12	10.5
Total Industries of Concern	140	$ 348.8
Non-Core Institutional Portfolio	19	85.0
Other Loans HFI	332	337.3
Total Loans HFI	491	$ 771.1

Source: FSB internal documents. Industry exposures and credit quality percentages are as of June 30, 2020.

29

FSB Retail portfolio – 9.1% of loans HFI

- Core business focuses primarily on local customers and local projects
- Focus on multiple sources of repayment (Primary, Secondary and Tertiary)
- 3 Non-Owner Occupied relationships over $10 million; largest loan is ~$34 million for an in-market regional mall at ~55% LTV with a mix of retail and restaurants and Dillard's as the anchor tenant
- Median C&I loan is $0.3 million; largest relationship is ~$6 million to an auto dealer

Portfolio overview



C&I[1]
18%
C&D
12%
Non-Owner Occ / Other CRE
70%

Credit quality



95.2%
1.8%
1.6%
1.4%
Pass
Watch
Special Mention
Substandard

First deferral participants



$6
$12
$105
C&I[1]
C&D
Non-Owner Occ CRE / Other

[1] C&I includes owner-occupied CRE.
Source: FSB internal documents. Information is as of June 30, 2020.

30

FSB Hotel portfolio – 5.1% of loans HFI

- Focus on experience, flag, operator and location
- Portfolio is underwritten less than 65% LTV
- Diversification within the portfolio and flag with greater than 65% being Business Class or Premium Flags
- Project exposure risk reduced based upon conservative hold levels
  - Largest single exposure is $26 million
  - $68 million outstanding to 4 loans $13 million - $26 million in balances
  - Remaining $63 million spread between 34 properties
- 23 deferral participants as of June 30th with $118 million outstanding based on June 30 balances

Outstanding by location


Other Middle TN
6%
Franklin
20%
Nashville
47%
Brentwood
27%

Credit quality


90.0%
10.0%
0.0%
0.0%
Pass
Watch
Special Mention
Substandard

Outstanding by flag


Other
10%
Best Western / Choice
/ Red Lion / Red Roof
22%
Hilton / Hyatt / IHG / Marriott /
Wyndham
68%

Source: FSB internal documents. Information is as of June 30, 2020.

31

FSB Restaurant – 2.8% of loans HFI

- Over 50% of portfolio are for Fast-Casual/Sit Down restaurants with local ownership and established operators
- Focus on relationship banking including personal, business, depository and treasury relationships
- Primary customer is an experienced local operator
- Largest C&I loan is ~$10 million restaurant space housing multiple popular local Fast-Casual concepts, real estate secured
- Largest Non-Owner Occupied loan is ~$7 million to an experienced local developer with 3 fast food restaurants as the anchor tenants and 56% LTV
- Median C&I loan size $0.3 million, median non-owner occupied size $1.6 million

Portfolio overview



Non-Owner Occ / Other CRE
37%
C&I [1]
63%

Credit quality



92.0%
7.0%
0.8%
0.2%
Pass
Watch
Special Mention
Substandard

First deferral participants



$40
$0
$16
C&I [1]
C&D
Non-Owner Occ CRE / Other

[1] C&I includes owner-occupied CRE.

Source: FSB internal documents. Information is as of June 30, 2020.

32

FSB Non-core portfolio - $358 million as of 2Q 2020

- The FSB "non-core" portfolio consists primarily of shared national credits and nationwide loans to private-equity backed companies, with a focus on healthcare
- FSB management has been unwinding this portfolio since 2019. There was $430 million in the portfolio at December 31, 2019. $409 million as of March 31, 2020 and $358 million as of June 30, 2020
- This portfolio does not align with the combined company's focus on in-market, relationship-based banking and is not part of the combined company's future business strategy
- With a dislocated secondary market for these relationships due to the COVID-19 impact on the economy, this book may remain on the combined company's balance sheet longer than anticipated at transaction announcement, which was an immediate divestiture post-transaction close
- A substantial mark will be taken on the remaining portfolio based on credit and liquidity conditions at closing, and the remainder will be moved from the combined company's balance sheet as soon as is practicable

Composition



Non-SNC
SNC
$262
$64
$198
$95
$35
$60
Corporate
Healthcare

Loans criticized or worse



$28
$-
Corporate
Healthcare

[1] C&I includes owner-occupied CRE. [2] Excludes owner-occupied CRE. [3] Exclude HFS loans.
Source: FSB internal documents.

33

Allowance for credit losses overview

- Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes a blend of Moody's economic scenarios from June 20, 2020, with resulting key economic data summarized below:

	FQE,			FYE 12/31,			
	3Q 2020	4Q 2020	1Q 2021	2020	2021	2022	2023
GDP (bcw$)	$ 18,243.7	$ 18,387.1	$ 18,533.1	$ 18,260.8	$ 18,919.8	$ 20,040.0	$ 20,830.4
Annualized % Change	19.8%	3.2%	3.2%	(4.3%)	3.6%	5.9%	4.0%
Total Employment (millions)	142.2	143.0	143.6	143.2	145.2	149.7	153.9
Unemployment Rate	9.0%	8.9%	8.7%	8.8%	8.0%	6.0%	4.4%
CRE Price Index	248.975	243.6	243.475	243.6	269.35	308.4	340.425
NCREIF Property Index: Rate of Return	(14.4%)	5.9%	1.2%	(3.7%)	3.2%	4.4%	3.2%

- Key changes to economic assumptions from the prior quarter include:
  - CRE Price Index declining: Current 2021 estimate of 269.4 compares to 284.7 in 1Q 2020 CECL model
  - Unemployment Rate increasing: Current 2021 estimate of 8.0% compares to 6.6% in 1Q 2020 CECL model

ACL / loans HFI by category



4Q 2019
1Q 2020
2Q 2020
0.71%
1.95%
2.51%
0.54%
1.17%
0.83%
0.50%
1.98%
3.30%
1.85%
3.81%
6.43%
0.78%
2.46%
3.91%
0.44%
1.75%
1.68%
0.34%
2.52%
2.87%
1.10%
2.56%
2.48%
Gross Loans HFI (Ex. PPP)[2]
Commercial & Industrial[3]
Non-Owner Occ CRE
Construction
Multifamily
1-4 Family Mortgage
1-4 Family HELOC
Consumer & Other

[1]Source: Moody's "June 2020 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios Updated". [2] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. [3] Commercial and Industrial includes $314.7 million in PPP loans, which haa a 17 bps impact on June 30, 2020 ACL / Loans HFI.
Note: Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Data not shown pro forma for FSB acquisition.

34

FirstBank

Asset quality remains solid

Nonperforming ratios



NPLs (HFI)/loans (HFI)[1]
NPAs/assets[1,2]
0.43%
0.59%
0.47%
0.62%
0.60%
0.77%
0.68%
0.74%
0.73%
0.71%
2Q19
3Q19
4Q19
1Q20
2Q20

Classified loans ($mm)



$69
$79
$80
$74
$88
2Q19
3Q19
4Q19
1Q20
2Q20

LLR/loans HFI (excluding PPP loans)[3]



0.70%
0.72%
0.71%
1.95%
2.51%
2Q19
3Q19
4Q19
1Q20
2Q20

Net charge-offs/average loans



0.05%
0.05%
0.30%
0.19%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20

[1] Adoption of CECL resulted in approximately $5.5 million of former PCI loans being reportable as nonperforming loans in 1Q 2020.
[2] Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement.
[3] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.
Note: Loan, reserve and asset quality data is consistent between the bank level and consolidated level. Data not shown pro forma for FSB acquisition.

35

Core earnings power remains intact Adjusted pre-tax, pre-provision return on average assets¹ 2.72% 2.40% 2.34% 2.25% 2.15% 1.81% 2015 2016 2017 2018 2019 YTD 2020 Drivers of profitability 1 Loans/deposits Net interest margin Noninterest income ($mm) Core efficiency ratio Loans excluding HFS Loans HFS $145 101% $142 $135 95% 95% $131 88% 88% $124 15% 73.1% 4.66% 7% 6% 81% 7% 70.6% 19% 11% 4.46% 68.1% $92 4.34% 65.4% 65.8% 4.10% 60.9% 88% 89% 86% 3.97% 81% 70% 69% 3.70% 2015 2016 2017 2018 2019 2Q20 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD 2020 2020 2020 ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. Note: Financial data presented on a consolidated basis. Data not shown pro forma for FSB acquisition. 36Core earnings power remains intact Adjusted pre-tax, pre-provision return on average assets¹ 2.72% 2.40% 2.34% 2.25% 2.15% 1.81% 2015 2016 2017 2018 2019 YTD 2020 Drivers of profitability 1 Loans/deposits Net interest margin Noninterest income ($mm) Core efficiency ratio Loans excluding HFS Loans HFS $145 101% $142 $135 95% 95% $131 88% 88% $124 15% 73.1% 4.66% 7% 6% 81% 7% 70.6% 19% 11% 4.46% 68.1% $92 4.34% 65.4% 65.8% 4.10% 60.9% 88% 89% 86% 3.97% 81% 70% 69% 3.70% 2015 2016 2017 2018 2019 2Q20 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD 2020 2020 2020 ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. Note: Financial data presented on a consolidated basis. Data not shown pro forma for FSB acquisition. 36

Mortgage operations overview

Highlights

- Record total Mortgage pre-tax contribution of $33.6mm for 2Q 2020
- Mortgage sale margins continue to be elevated due to industry capacity constraints and low interest rates
- Mortgage pipeline at the end of 2Q 2020 remains robust at $1.2 billion, as compared to $0.6 billion at the end of 2Q 2019
- Mortgage banking income $72.2mm, up 194.3% from 2Q 2019 and 120.4% from 1Q 2020
- Mortgage structure allows team to capitalize on attractive rate environments while weathering downturns

Quarterly mortgage production



Consumer Direct
Retail
Wholesale
2Q19
1Q20
2Q20

	2Q19	1Q20	2Q20
IRLC volume:	$1,820mm	$2,094mm	$2,239mm
IRLC pipeline[1]:	$609mm	$1,085mm	$1,206mm
Refinance %:	49%	78%	80%
Purchase %:	51%	22%	20%

Mortgage banking income ($mm)

	2Q19	1Q20	2Q20
Gain on Sale	$21.0	$30.4	$45.5
Fair value changes	$3.3	$3.2	$34.8
Servicing Revenue	$4.0	$5.0	$5.1
Fair value MSR changes	($3.8)	($5.9)	($13.2)
Total Income	**$24.5**	**$32.7**	**$72.2**

Mark to market value and gain on sale margin



Mark to Market Value [2]
Gain on Sale Margin
2.22%
1.67%
2.20%
2.29%
2.27%
2.88%
1.41%
2.92%
3.84%
2.85%
2Q19
3Q19
4Q19
1Q20
2Q20

[1] As of the respective period-end. [2] Defined as pipeline net of hedge plus best efforts divided by hedge weighted volume.
Note: Data not shown pro forma for FSB acquisition.

37

M&A update: announced merger with Franklin Financial Network, Inc. January 21, 2020

Company overview

- **Ticker:** FSB (NYSE)
- **Headquarters:** Franklin, Tennessee
- **Franchise highlights:**
  - Top community bank in highly attractive Williamson and Rutherford counties
  - Relationship oriented with local decision making
  - Seasoned team of local bankers—averaging ~20 years of experience

Financial highlights as of 6/30/2020 ($mm)

Assets	$	3,776
Gross loans held for investment		2,795
Deposits		3,143
Loan-to-deposit ratio		88.9
2Q 2020 Core efficiency ratio[1]		56.5
NPAs / Assets		0.65
TCE / TA[1]		10.7
CET1		12.5

Leading position in Williamson and Rutherford counties within the Nashville MSA

Presence in Nashville MSA


Robertson
Sumner
Macon
Trousdale
Cheatham
Davidson
Smith
Dickson
Nashville
Wilson
Williamson
Hickman
Cannon
Rutherford
Maury
Franklin branch

County	Institution	Deposit Rank	Deposits ($mm)	Market Share	Branches
Williamson	**PF FirstBank / Franklin**	**1**	**$2,746**	**26.6%**	**12**
Williamson	**Franklin**	**1**	**2,547**	**24.6%**	**8**
Williamson	Bank of America	2	1,139	11.0%	4
Williamson	First Horizon	3	923	8.9%	10
Williamson	Regions	4	906	8.8%	9
Williamson	Reliant	5	879	8.5%	6
Rutherford	Pinnacle	1	$1,122	23.4%	8
Rutherford	**PF FirstBank / Franklin**	**2**	**716**	**14.9%**	**9**
Rutherford	First Horizon	2	576	12.0%	7
Rutherford	Truist	3	539	11.3%	6
Rutherford	Regions	4	525	11.0%	9
Rutherford	**Franklin**	**5**	**504**	**10.5%**	**6**

Market demographics

Williamson:
- ✓ 11.8% 5-year deposit CAGR[2]
- ✓ $133k proj. median HHI
- ✓ 2.3% median HHI proj. CAGR

Rutherford:
- ✓ 9.2% 5-year deposit CAGR[2]
- ✓ $87k proj. median HHI
- ✓ 3.0% median HHI proj. CAGR

[1] Non-GAAP financial measure; see "use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" included in the Appendix hereto.
[2] CAGR shown with a deposit cap of $1bn.
Source: SNL Financial, FactSet, FSB earnings release. Note: Financial data as of June 30, 2020.

38

Pro forma loan composition as of June 30, 2020[1]

FirstBank



Consumer 5%
Other 2%
1-4 Family 20%
NOO RE 19%
Multifam. 2%
$4.8bn
C&D 12%
C&I[3] 40%

FirstBank	Balance ($mm)	% of Loans
1-4 Family	$979	20%
Multifamily	115	2%
C&I[3]	1,927	40%
C&D	554	12%
Non-Owner Occ. RE	923	19%
Consumer	231	5%
Other	98	2%
Total	**$4,827**	**100%**

Franklin Synergy Bank



Consumer 0%
Other 0%
1-4 Family 22%
NOO RE 25%
Multifam. 2%
$2.8bn
C&D 23%
C&I[3] 28%

Franklin Synergy Bank	Balance ($mm)	% of Loans
1-4 Family	$612	22%
Multifamily	45	2%
C&I[3]	790	28%
C&D	645	23%
Non-Owner Occ. RE	700	25%
Consumer	3	0%
Other	0	0%
Total	**$2,795**	**100%**

Pro Forma[2]



Consumer 3%
Other 1%
1-4 Family 21%
NOO RE 21%
Multifam. 2%
$7.6bn
C&D 16%
C&I[3] 36%

Pro Forma[3]	Balance ($mm)	% of Loans
1-4 Family	$1,590	21%
Multifamily	161	2%
C&I[3]	2,717	36%
C&D	1,199	16%
Non-Owner Occ. RE	1,623	21%
Consumer	234	3%
Other	98	1%
Total	**$7,622**	**100%**

[1] Based on regulatory loan classifications for loans held for investment as of June 30, 2020. [2] Simple summation of balances as of June 30, 2020; does not take into account potential impact of purchase accounting. [3] C&I includes owner-occupied CRE.
Source: Franklin Synergy Bank call report.

39

Pro forma deposit composition as of June 30, 2020[1]

FirstBank



Time > 250K
6%
Time < 250K
14%
Non-Interest
Bearing
30%
$6.0bn
MMDA &
Savings
38%
Transaction
12%

Franklin Synergy Bank



Time > 250K
4%
Time < 250K
5%
Non-Interest
Bearing
15%
Transaction
7%
$3.1bn
MMDA &
Savings
69%

Pro Forma[2]



Time > 250K
5%
Time < 250K
6%
Non-Interest
Bearing
25%
$9.1bn
Transaction
10%
MMDA &
Savings
54%

FirstBank	Balance ($mm)	% of Deposits
Non-Interest Bearing	$1,776	30%
Transaction	692	12%
MMDA & Savings	2,294	39%
Time < $250K	860	14%
Time > $250K	331	6%
Total	**$5,953**	**100%**

Franklin Synergy Bank	Balance ($mm)	% of Deposits
Non-Interest Bearing	$484	15%
Transaction	1,256	40%
MMDA & Savings	907	29%
Time < $250K	371	12%
Time > $250K	126	4%
Total	**$3,144**	**100%**

Pro Forma[2]	Balance ($mm)	% of Deposits
Non-Interest Bearing	$2,260	25%
Transaction	1,948	21%
MMDA & Savings	3,201	35%
Time < $250K	1,231	14%
Time > $250K	457	5%
Total	**$9,097**	**100%**

[1] Represents bank level deposit composition as of June 30, 2020. [2] Simple summation of balances as of June 30, 2020; does not take into account potential impact of purchase accounting.
Source: Franklin Synergy Bank call report.

40

FirstBank

Interest rate sensitivity

- The following table summarizes the forecasted impact on net interest income using a base case scenario given an immediate change in interest rates as the specified levels based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates
- Estimates are based on current economic conditions, historical interest rate cycles and other factors deemed to be relevant

	Net Interest Income Impact	
Interest Rate Scenario	**Year 1**	**Year 2**
+ 400bps	48.7%	64.8%
+ 300bps	36.4%	48.2%
+ 200bps	24.2%	32.3%
+ 100bps	12.2%	16.2%
Flat	--	--
- 100bps	(12.2%)	(18.6%)

Note: As of June 30, 2020. Data not shown pro forma for FSB acquisition.

41

Pro forma double leverage and interest coverage

Dollars in thousands

Calculation of Double Leverage					
	For the Year Ended December 31,			For the Quarter Ended	
	2017	2018	2019	6/30/2020	Pro Forma 6/30/2020 [1,2]
Bank Equity	$595,625	$679,097	$782,565	$843,591	$1,243,579
Consolidated Equity	$596,729	$671,857	$762,329	$805,216	$1,165,204
Double Leverage Ratio	**99.8%**	**101.1%**	**102.7%**	**104.8%**	**106.7%**

Calculation of Interest Coverage (Consolidated Basis)					
	For the Year Ended December 31,			For the LTM Ended	
	2017	2018	2019	6/30/2020	Pro Forma 6/30/2020 [2]
Total Deposit Interest	13,031	29,536	51,568	47,702	47,702
Subordinated Debt - New Issuance Interest	0	0	0	0	3,750
Other Borrowing Interest	3,311	5,967	4,933	4,881	4,881
Total Interest Expense	16,342	35,503	56,501	52,583	56,333
Pre-Tax Income	73,485	105,854	109,539	90,127	86,377
Interest Coverage (including deposit expense)	**5.5x**	**4.0x**	**2.9x**	**2.7x**	**2.5x**
Interest Coverage (excluding deposit expense)	**23.2x**	**18.7x**	**23.2x**	**19.5x**	**11.0x**
Pre-Tax Income, Adjusted [3]	92,519	107,697	116,919	98,730	94,980
Interest Coverage (including deposit expense)	**6.7x**	**4.0x**	**3.1x**	**2.9x**	**2.7x**
Interest Coverage (excluding deposit expense)	**28.9x**	**19.0x**	**24.7x**	**21.2x**	**12.0x**
Bank Level Interest Coverage Ratios [4]					
Interest Coverage (including deposit expense)	**6.2x**	**4.2x**	**3.0x**	**2.8x**	**2.6x**
Interest Coverage (excluding deposit expense)	**43.4x**	**26.4x**	**35.0x**	**31.2x**	**14.1x**

[1] Pro forma for the recently completed Franklin Financial Network merger including purchase accounting adjustments; [2] Pro forma for the proposed $75 million bank level subordinated debt offering assuming a placement fee of 1.50%, fixed offering costs of $350 thousand, risk-weighting of assets of 20% and an assumed coupon of 5.00%; [3] Excludes certain expenses identified in Appendix - Reconciliation of non-GAAP financial measures; [4] Based on reported bank level pre-tax income and bank level interest expense, and does not take into account adjustments for non-recurring expenses.
Source: FSB earnings release.

42

Contact information Corporate headquarters Contact information • 211 Commerce Street • Christopher T. Holmes President, CEO & Director Suite 300 cholmes@firstbankonline.com Nashville, TN 37201 (615) 313-0494 • (615) 313-0080 • Michael M. Mettee Interim Chief Financial Officer • www.firstbankonline.com mmettee@firstbankonline.com (615) 435-0952 • Robert Hoehn Vice President & Director of Corporate Finance rhoehn@firstbankonline.com (615) 953-4589 43Contact information Corporate headquarters Contact information • 211 Commerce Street • Christopher T. Holmes President, CEO & Director Suite 300 cholmes@firstbankonline.com Nashville, TN 37201 (615) 313-0494 • (615) 313-0080 • Michael M. Mettee Interim Chief Financial Officer • www.firstbankonline.com mmettee@firstbankonline.com (615) 435-0952 • Robert Hoehn Vice President & Director of Corporate Finance rhoehn@firstbankonline.com (615) 953-4589 43

Appendix 44Appendix 44

Reconciliation of non-GAAP financial measures Adjusted diluted earnings per share 45Reconciliation of non-GAAP financial measures Adjusted diluted earnings per share 45

Reconciliation of non-GAAP financial measures 1 Adjusted pro forma net income and diluted earnings per share Adjusted pre-tax, pre-provision earnings 1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain 2 purchase gain and gain from securities; The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75% and 35.08% for the years ended December 31, 2016 and 2015, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 2019 and 2018 use a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%. 46Reconciliation of non-GAAP financial measures 1 Adjusted pro forma net income and diluted earnings per share Adjusted pre-tax, pre-provision earnings 1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain 2 purchase gain and gain from securities; The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75% and 35.08% for the years ended December 31, 2016 and 2015, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 2019 and 2018 use a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%. 46

Reconciliation of non-GAAP financial measures (cont’d) Tax-equivalent core efficiency ratio 1 Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 47Reconciliation of non-GAAP financial measures (cont’d) Tax-equivalent core efficiency ratio 1 Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 47

Reconciliation of non-GAAP financial measures (cont’d) FSB core efficiency ratio 2020 (Dollars in thousands) Second Quarter Core efficiency ratio Total noninterest expense $ 23,976 Less one-time expenses (2,117) Core noninterest expense 21,859 Total interest income 39,814 Interest income - PPP loans (140) Amortization loan fees - PPP loans (1,491) Core interest income $ 38,183 Interest expense 10,286 Core net interest income 27,897 Total noninterest income 10,555 Less one-time (gains) / losses 207 Core noninterest income 10,762 Core revenue $ 38,659 1 Efficiency ratio (GAAP) 59.8 % Core efficiency ratio 56.5% 1 Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 48Reconciliation of non-GAAP financial measures (cont’d) FSB core efficiency ratio 2020 (Dollars in thousands) Second Quarter Core efficiency ratio Total noninterest expense $ 23,976 Less one-time expenses (2,117) Core noninterest expense 21,859 Total interest income 39,814 Interest income - PPP loans (140) Amortization loan fees - PPP loans (1,491) Core interest income $ 38,183 Interest expense 10,286 Core net interest income 27,897 Total noninterest income 10,555 Less one-time (gains) / losses 207 Core noninterest income 10,762 Core revenue $ 38,659 1 Efficiency ratio (GAAP) 59.8 % Core efficiency ratio 56.5% 1 Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 48

Reconciliation of non-GAAP financial measures (cont’d) Segment tax-equivalent core efficiency ratios 1 Includes mortgage segment other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights. 49Reconciliation of non-GAAP financial measures (cont’d) Segment tax-equivalent core efficiency ratios 1 Includes mortgage segment other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights. 49

Reconciliation of non-GAAP financial measures (cont’d) Tangible book value per common share and tangible common equity to tangible assets 50Reconciliation of non-GAAP financial measures (cont’d) Tangible book value per common share and tangible common equity to tangible assets 50

Reconciliation of non-GAAP financial measures (cont’d) Adjusted pro forma return on average tangible common equity Adjusted pre-tax, pre-provision, return on average tangible common equity 51Reconciliation of non-GAAP financial measures (cont’d) Adjusted pro forma return on average tangible common equity Adjusted pre-tax, pre-provision, return on average tangible common equity 51

Reconciliation of non-GAAP financial measures (cont’d) Adjusted return on average assets and equity Adjusted pre-tax, pre-provision return on average assets and equity 52Reconciliation of non-GAAP financial measures (cont’d) Adjusted return on average assets and equity Adjusted pre-tax, pre-provision return on average assets and equity 52

Reconciliation of non-GAAP financial measures (cont’d) Adjusted pro forma return on average assets and equity Adjusted pro forma pre-tax, pre-provision return on average assets and equity 53Reconciliation of non-GAAP financial measures (cont’d) Adjusted pro forma return on average assets and equity Adjusted pro forma pre-tax, pre-provision return on average assets and equity 53

Reconciliation of non-GAAP financial measures (cont’d) Adjusted allowance for credit losses to loans held for investment 54Reconciliation of non-GAAP financial measures (cont’d) Adjusted allowance for credit losses to loans held for investment 54